10.2	Convertible Debenture dated January 30, 2007

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (A) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (B) IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO SUCH EFFECT REASONABLY SATISFACTORY TO THE CORPORATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES OR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

CONVERTIBLE UNSECURED PROMISSORY NOTE

Initial Principal:   $ 2,000,000 (the “Principal”)      Date:  January 30, 2007

Issued to:	ORBIT ENERGY, LLC. (the “Holder”)

Issued by:	GEORGIA EXPLORATION, INC. (the “Corporation”)
4801 Woodway Drive, Suite 306W
Houston, TX 77056
Attention: President
Fax: (713) 436-3298

ARTICLE 1
PROMISE TO PAY

1.1   Promise to Pay. FOR VALUE RECEIVED, the Corporation promises to pay, on demand made by the Holder, to or to the order of the Holder at 4801 Woodway Drive, Suite 305W, Houston Texas, 77056 Attention: Milton Cox, or such other place and/or person as Holder may by notice in writing to the Corporation direct, the Principal, together with all interest accruing hereunder, on and subject to the terms and conditions set out herein.

ARTICLE 2
PRINCIPAL PAYMENT

2.1   Term. Subject to the provisions of this convertible promissory note (this “Note”), the outstanding and unconverted Principal and all accrued and unpaid interest shall become due and payable on January 30, 2010 (the “Maturity Date”).

2.2   Acceleration of Payment. The Corporation may pay the Principal and Interest amount outstanding hereunder in full at any time after January 30, 2008 and before 4:00 p.m. (Houston time) on the Maturity Date by providing written notice to the Holder and Holder shall thereafter have five Business Days to provide notice to the Corporation that the Holder will convert the Note into Shares in lieu of such payment by the Corporation of the Principal and Interest. If the Holder provides notice of conversion pursuant to this section, then Article 4.1 will apply. Upon payment to the Holder of the Principal and Interest outstanding pursuant to this paragraph, this Note and all obligations hereunder will terminate.

2.3   Accleration on Change of Control. In the event a change of control of the Corporation occurs at any time after January 30, 2008, the Holder may by notice to the Corporation, accelerate the Maturity Date to the effective date of such change of control. For the purposes hereof a change of control means the acquisition by any person, or group of persons acting together, of voting control over 50% or greater of the issued and outstanding shares in the capital of the Corporation, where such person or group of persons did not prior to the date hereof hold such voting control. Upon notice of acceleration of the Maturity Date being provided to the Corporation, all Principal and Interest hereunder shall become immediately due and owing to the Holder without demand being made.

ARTICLE 3
INTEREST

3.1   Interest. Interest shall accrue on the Principal outstanding from time to time at a rate of 10%, per annum (“Interest”) non-compounding and shall be payable quarterly in arrears on April 29, July 3, October 30 and January 30 of each year of the term of this Note. Interest shall accrue until payment in full of all monies owing hereunder or until the date upon which the outstanding portion of the Principal is converted into Shares pursuant to the provisions of this Note, whichever occurs first. All interest hereunder shall be computed on the basis of the actual number of days elapsed divided by the number of days in such calendar year, being 365 or 366, as the case may be. The interest rate shall be equivalent to such applicable interest rate multiplied by the actual number of days in the calendar year in which the same is to be determined and divided by 365 or 366, as the case may be.

ARTICLE 4
RIGHT OF CONVERSION

4.1	Conversion of Principal.

4.1.1  Shares. Subject to and upon compliance with the provisions of this Section 4.1, the outstanding Principal may, at any time after January 30, 2008 and prior to 4:01 p.m. (Houston time) on the the Due Date be converted in whole or in part into such number of fully paid and non-assessable Shares as is equal to the Principal divided by the Conversion Rate.

4.1.2  Notice of Conversion. The conversion specified in subsection 4.1.1 may be effected by delivery to the Corporation of a notice of conversion duly signed by or on behalf of the Holder, specifying the amount of the Principal being converted. Upon conversion of all of the Principal, the rights of the Holder under this Note as a holder thereof shall cease other than the right to receive the Shares.

4.1.3  Certificates. As promptly as practicable after the conversion of this Note, the Corporation shall issue and deliver to the Holder a certificate in the name of the Holder for the number of Shares deliverable upon the conversion of this Note.

4.1.4  Compliance with U.S. Securities Laws. Transfer of the Shares will be made only pursuant to registration under the Securities Act and in accordance with applicable state securities laws or (i) in accordance with the provisions of Regulation S, (ii) in compliance with Rule 144 under the Securities Act and in accordance with applicable state securities laws or (iii) pursuant to another exemption from registration under the Securities Act and any applicable state securities laws, provided that Holder has furnished to the Corporation an opinion of counsel of recognized standing to such effect reasonably satisfactory to the Corporation. The Corporation has no present intention or obligation to register the Shares under the Securities Act.

4.1.5  Legend on the Shares.  All Shares issued upon conversion of this Note shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (A) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (B) IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO SUCH EFFECT REASONABLY SATISFACTORY TO THE CORPORATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

4.2	Adjustment of Conversion Rate.

4.2.1	Reorganization. If and whenever the Corporation shall:

(a)	subdivide or redivide the outstanding Shares into a greater number of shares;

(b)	reduce, combine or consolidate the outstanding Shares into a smaller number of shares; or

(c)
issue Shares or securities exchangeable or convertible into Shares to all or substantially all of the holders of the outstanding Shares (including by way of stock dividend); (each of the events described in (a), (b) and (c) being a “Share Reorganization”).

then the Conversion Rate shall be adjusted as of the effective date or record date, as the case may be, at which the holders of Shares are determined for the purpose of such Share Reorganization by multiplying the Conversion Rate in effect immediately prior to such effective date or record date by a fraction the numerator of which shall be the number of Shares outstanding on such effective date or record date before giving effect to such Share Reorganization and the denominator of which shall be the number of Shares outstanding as of the effective date or record date after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Shares are distributed, the number of Shares that would have been outstanding had such securities been exchanged for or converted into Shares on such effective date or record date, but excluding any Option Shares).

4.2.2  Fractional Share. If as a result of any adjustment under subsections 4.2.1 above the Holder would, but for this subsection 4.2.2. become entitled to a fractional Share upon exercise of this Note, such fractional entitlement shall be rounded to the nearest whole number.

4.2.3  Adjustments Cumulative. The adjustments provided for in this Article 4 are cumulative. The Corporation shall give notice to the Holder at least 15 days, if reasonably possible, prior to the effective date or record date, as the case may be, of an event requiring adjustment in the conversion rights under this Article 4, including, if determinable at such time, the Conversion Rate and the number(s) and class(es) of shares or other securities or property which are to be received upon conversion of the Shares issuable hereunder. The Corporation shall promptly following any adjustments under this Article 4, set forth the details of such adjustment in a replacement form of Note or Share terms approved by the board of directors of the Corporation and reasonably acceptable to the Holder. After any adjustment pursuant to this Article 4 and until the issuance of a corresponding replacement form of Note, the term ”Shares” where used in this Note shall be interpreted to mean the Shares which, as a result of all previous adjustments pursuant to this Article 4, the Holder would have been entitled to receive upon the exercise of this Note, and as a result of all previous adjustments pursuant to this Article 4, the Holder would have been entitled to receive upon the full exercise of this Article 4 entitling the Holder to the number of Shares so indicated, unless the context reasonably suggests otherwise.

4.2.4  Determination. If any question arises with respect to an adjustment provided for in this Article 4, such question shall be referred to the auditors of the Corporation, or other independent certified accounting firm,and their determination shall be binding upon the Corporation, and the Holder.

ARTICLE 5
COVENANTS

5.1   Covenants. The Corporation hereby declares, covenants and agrees as follows:

5.1.1         Pay Principal and Interest. It shall pay or cause to be paid to the Holder the Principal and interest pursuant to this Note on the date, at the place and in the manner set forth herein.

5.2   Waiver. The Holder may waive in writing any breach by the Corporation of any of the provisions contained in this Note or any default by the Corporation in the observance or performance of any covenant or condition required to be observed or performed by the Corporation hereunder, provided that no such waiver or any other act, failure to act or omission by the Holder shall extend to or be taken in any manner to affect any subsequent breach or default of the rights of the Holder resulting therefrom.

ARTICLE 6
EVENTS OF DEFAULT

6.1   Events of Default. The whole of the Principal remaining unpaid shall, at the option of the Holder, become immediately due and payable in each of the following events (each such event being herein called an “Event of Default”):

6.1.1  if the Corporation defaults in payment of the Principal owing under this Note on demand for payment having been made on or after the Maturity Date and such default shall continue for ten (10) Business Days, regardless of whether written notice thereof is given to the Corporation by the Holder;

6.1.2  if the Corporation defaults in the performance or observance of any other covenant or condition herein including, without limitation. the payment of Interest on a date on which such payment was due and such default shall continue for fifteen (15) days after written notice thereof is given to the Corporation by the Holder;

6.1.3  if an order is made or an effective resolution passed for the winding-up, liquidation or dissolution of the Corporation;

6.1.4  if the Corporation consents to or makes a general assignment for the benefit of creditors or makes a proposal under the federal bankruptcy laws or any other bankruptcy, insolvency or analogous laws; or

6.1.5  if the Corporation becomes bankrupt or insolvent or commits an act of bankruptcy, or any proceeding is commenced against or affecting the Corporation:

(i)	seeking to adjudicate it as bankrupt or insolvent;

(ii)
seeking liquidation, dissolution. winding-up, restructuring. reorganization, arrangement. protection, relief or composition of it or any of its property or debt or making a proposal with respect to it under any law relating to bankruptcy, insolvency, reorganization or compromise of debts or similar laws (including, without limitation, any reorganization, arrangement or compromise of debt under the laws of its jurisdiction of incorporation or organization); or

(iii)	seeking appointment of a receiver, receiver and manager, liquidator, trustee, agent, custodian or other similar official for it or for any part of its properties and assets.

and such proceeding has not been stayed or dismissed within 30 days after its initiation.

ARTICLE 7
RANKING OF HOLDER

7.1   Unsecured Ranking. This Note is unsecured and shall rank equally with all other unsecured creditors and no priority is given to the Holder with respect to the repayment of the Principal or Interest hereunder.

ARTICLE 8
GENERAL

8.1   Remedies Cumulative. All powers and remedies given herein to the Holder shall, to the extent permitted by law, be deemed cumulative and not exclusive of, but in addition to, any other powers and remedies available to the Holder hereunder, by law, equity, statute, judicial proceedings or otherwise, to enforce the performance and observance of the covenants and agreements contained in this Note. No delay or omission by the Holder to exercise any right or power accruing hereunder shall impair any such right or power, or shall be construed to be a waiver of any such right or power or an acquiescence therein. Every power and remedy given herein or by law to the Holder may be exercised from time to time, and as often as shall be deemed expedient by the Holder.

8.2   Conflict with Applicable Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any mandatory provision of applicable law and all provisions of this Note are intended to be subject to all mandatory provisions of applicable law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Note invalid, unenforceable or not entitled to be recorded, registered or filed under the mandatory provisions of any applicable law. Any provision hereof contrary to mandatory provisions of applicable law shall be deemed to be ineffective and shall be severable from and not invalidate any other provision of this Note.

8.3   Notices. Any notice, direction or other instrument required or permitted to be given to the Corporation shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to the Corporation to the address set forth on the first page of this Note. Any such notice, direction or other instrument. if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction, or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission. Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

8.4   Extensions and Amendments. Any agreement for the extension of the time of payment of the Principal and Interest, if any, hereunder made at, before or after maturity, or any agreement for altering the term, the amount of the payment of the Principal and Interest, if any, hereunder or any other covenant or condition hereof, need not be registered in any office of public record but shall be effectual and binding upon the Corporation and its successors and permitted assigns when executed by the Corporation and the Holder and delivered to the Holder. Any such amendments or extensions shall be subject to prior regulatory approval.

8.5   Assignment. This Note may not be assigned by either party except with the prior written consent of the other party hereto.

8.6   Enurement. This Note shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the consolidation or merger of any party), administrators and permitted assigns.

8.7   Severability. In the event that any Section or portion of any covenant in this Note should be unenforceable or declared invalid for any reason whatsoever. such unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of the covenant and such unenforceable or invalid portion shall be severable from the remainder of this Note.

8.8   Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall he governed by, the laws of the State of Texas, excluding that body of law relating to conflict of laws.

8.9   Counterparts. This Note may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Note. Counterparts may be delivered either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.

8.10   Time of Essence. Time shall be of the essence of this Note in all respects.

8.11   No Rights as a Stockholder. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Corporation or any other matters or any rights whatsoever as a stockholder of the Corporation; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Shares issuable hereunder until, and only to the extent that, this Note shall have been converted.

ARTICLE 9
INTERPRETATION

9.1   Definitions. As used herein. the following expressions shall have the following meanings:

9.1.1   “Business Day” means any day except Saturday, Sunday or a statutory holiday in the City of Houston, Texas;

9.1.2   “Conversion Rate” means $1.00;

9.1.3   “Corporate Reorganization” means any transaction whereby all or substantially all of the Corporation’s property and assets would become the property of any other person, whether by way of arrangement, reorganization, consolidation, merger, continuance under any other jurisdiction of incorporation or otherwise;

9.1.4   “Corporation” means Georgia Exploration, Inc.;

9.1.5   “Event of Default” has the meaning given to that term in Section 6.1 of this Note;

9.1.6   “Holder” means the registered holder of this Note as identified on the first page hereof;

9.1.7   “Maturity Date” has the meaning given to that term in Section 2.1 of this Note;

9.1.8   “Option Shares” means the Shares issuable upon conversion of any grant of convertible securities, including warrants and options, to employees, directors or services providers to the Corporation;

9.1.9   “Principal” has the meaning given to that term in Section 1.1 of this Note;

9.1.10   “Securities Act” means the U.S. Securities Act of 1933, as amended;

9.1.11   “Shares” means common stock of the Corporation, as such shares were constituted on the date hereof; and

9.1.12   “Share Reorganization” has the meaning given to that term in Section 4.2.1 of this Note.

9.2   Extended Meanings. The terms “hereto,” “hereby,” “hereunder,” “herein,” and “hereof” and similar expressions refer to the whole of this Note and not to any particular Article, Section, subsection or part hereof. Words importing the singular number only include the plural and vice versa and words importing gender include all genders. The term “including” shall mean “including, without limitation.”

9.3   Gender and Number. Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

9.4   Currency. Unless otherwise specified, all dollar amounts in this Note, including the symbol “$,” are expressed in United States currency.

9.5   Sections and Headings. The division of this Note, into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Note. The headings in this Note are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Note.

IN WITNESS WHEREOF the Corporation has executed this Note as of the date first written above.

GEORGIA EXPLORATION, INC.

By:
Authorized Signatory